                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

UAM Funds, Inc. - SEC File Nos. 33-25355, 811-5683
(Name of Registrant as Specified In Its Charter)

 .....................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)    Title of each class of securities to which transaction applies:

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)    Proposed maximum aggregate value of transaction:

5)    Total fee paid:

[ ]   Fee paid previously with preliminary materials.
[ ]   Check box if any part of the fee is offset as provided by Exchange
      Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)    Amount Previously Paid:

2)    Form, Schedule or Registration Statement No.:

3)    Filing Party:

4)    Date Filed:

                                UAM FUNDS, INC.
                      Funds for the Informed Investor SM
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

December 20, 2001

Dear Shareholder:

I am writing to all shareholders of the ICM Small Company Portfolio (the "Portfolio") to inform you of a special meeting of shareholders to be held on January 25, 2002. Before that special meeting, I would like your vote on the important issues affecting the Portfolio as described in the attached proxy statement ("Proxy Statement"). This is a very important meeting that has been called to consider a proposal requiring your vote as a shareholder.

The Proxy Statement includes a proposal relating to the approval of a new investment advisory agreement for the Portfolio. More specific information about the proposal is contained in the Proxy Statement, which you should consider carefully.

The Board of Directors of UAM Funds, Inc. has unanimously approved the proposal and recommends that you vote FOR the proposal described within this document.

I realize that this Proxy Statement will take time to review, but your vote is very important. Please familiarize yourself with the proposal presented and vote by signing and returning your proxy card in the enclosed postage-paid envelope today or by visiting the web site www.proxyvote.com.


If we do not receive your completed proxy card after several weeks, you may be contacted by a representative of the UAM Funds, Inc. who will remind you to vote your shares.

We thank you for taking this matter seriously and participating in this important process.

Sincerely,




James F. Orr, III
Chairman

                    IMPORTANT NEWS FOR SHAREHOLDERS OF THE
                          ICM SMALL COMPANY PORTFOLIO

While we encourage you to read the full text of the enclosed proxy statement (the "Proxy Statement"), here is a brief overview of the matter affecting the ICM Small Company Portfolio (the "Portfolio") that requires a shareholder vote.

                         Q & A: QUESTIONS AND ANSWERS

Q.  What Is Happening to the Portfolio?

A. On September 26, 2000, United Asset Management Corporation ("UAM"), formerly the parent company of Investment Counselors of Maryland, Inc. ("ICM"), the Portfolio's investment adviser, was acquired by Old Mutual plc ("Old Mutual") via a merger between OM Acquisition Corp., a wholly owned subsidiary of Old Mutual, and UAM. UAM subsequently changed its name to Old Mutual (US) Holdings Inc. ("Old Mutual US").

  Following the acquisition of UAM, certain officers of ICM proposed to acquire an equity interest in ICM. In order for such officers of ICM to acquire an equity interest in ICM, in November 2001, ICM formed Investment Counselors of Maryland, LLC, a Delaware limited liability company ("New Company") and contributed substantially all of the assets and liabilities of its investment advisory business to New Company. In connection with the creation of New Company, the New Company Member Interest Purchase Agreement dated November 19, 2001 (the "Purchase Agreement") by and among Old Mutual US, ICM, New Company, ICM Management LLC ("ICM Management") and Stuart M. Christhilf, III, Paul L. Borssuck, Andrew Gilchrist, William V. Heaphy, IV, Donald J. Hoelting, Robert D. McDorman, Jr., Simeon F. Wooten, III, and Stephen T. Scott (each, a "Principal" and collectively the "Principals"), provides that ICM Management, will purchase 100% of the Class A Membership Interest in New Company (the "ICM Transaction"). ICM Management is wholly-owned by the Principals, each of whom are former officers of ICM.

  Upon consummation of the ICM Transaction, ICM Management will own 100% of the Class A Membership Interest and ICM will own 100% of the Class B Membership Interest of New Company. ICM Management will serve as the Managing Member of New Company. The Class A Membership Interest held by ICM Management represents a controlling ownership interest in New Company. Old Mutual, through its ownership of ICM, will also maintain an ownership interest in New Company.

  Under the Investment Company Act of 1940, as amended, (the "1940 Act"), the ownership of more than 25% of a company's voting securities constitutes control of a company. Accordingly, upon the consummation of the ICM Transaction on November 30, 2001 there was a change in control and ownership of ICM. We want to reassure you that while the control, ownership and corporate structure of ICM have changed, the persons responsible for the day to day management of the Portfolio have not changed. The following pages give you additional information about Old Mutual US, ICM, New Company and the matters on which you are being asked to vote. The Board of Directors of UAM Funds, Inc., including those who are not affiliated with UAM Funds, Inc., Old Mutual US, Old Mutual, ICM, New Company or their respective affiliates, unanimously recommend that you vote FOR this proposal.


Q.  Why Did You Send Me This Booklet?

A. You are receiving these proxy materials--a booklet that includes the Proxy Statement and a proxy card--because you have the right to vote on this important proposal concerning your investment in the Portfolio, a portfolio of UAM Funds, Inc. (the "UAM Funds").

Q.  Why Am I Being Asked To Vote On a Proposed New Advisory Agreement?

A. The 1940 Act, which regulates investment companies such as the Portfolio, requires a shareholder vote whenever there is a change in control of an investment company's investment adviser. Upon a change of control, the advisory agreement between the investment adviser and the investment company automatically terminates. Accordingly, in anticipation of the completion of the ICM Transaction, UAM Funds' Board of Directors approved an interim advisory agreement (the "Interim Agreement") under which New Company would continue to serve as investment adviser of the Portfolio following the completion of the ICM Transaction. Compensation earned by New Company under the Interim Agreement, which is currently in place, is being held in an interest-bearing escrow account for a period of up to 150 days from the termination of the previous advisory agreement. If shareholders approve the proposed advisory agreement, the amount held in the escrow account, plus interest, will be paid to New Company. If shareholders do not approve the proposed investment advisory agreement, New Company will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned. Except for the time periods covered by the agreements, the provisions relating to the duration of the agreements and the escrow provisions relating to the Interim Agreement, the Interim Agreement and new advisory agreement are identical in all material respects to the investment advisory agreement which existed prior to the ICM Transaction. The Portfolio's advisory fee rate will remain unchanged.

Q.  What Happens If The Proposed Advisory Agreement Is Not Approved?

A. If the shareholders of the Portfolio do not approve the new advisory agreement with New Company, UAM Funds' Board of Directors will take such further action as they deem in the best interests of the shareholders of the Portfolio.

Q.  How Does The ICM Transaction Affect Me?

A. ICM and New Company have assured the Board of Directors that there will be no reduction in the nature or quality of its services to the Portfolio as a result of the ICM Transaction.

Q.  How Does The Fund's Board Of Directors Recommend That I Vote?

A. After careful consideration, the Board of Directors of UAM Funds, including those Directors who are not affiliated with UAM Funds, Old Mutual US or its affiliated companies, ICM and New Company, recommend that you vote FOR the proposal on the enclosed proxy card.

Q.  Whom Do I Call For More Information Or To Place My Vote?

A. You may provide UAM Funds with your vote via mail or Internet. If you need more information on how to vote, or if you have any questions, please call your Portfolio's information agent at 1-877-826-5465.

 Your Vote Is Important And Will Help Avoid The Additional Expense Of Another
                                 Solicitation.

                  Thank You For Promptly Recording Your Vote.

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held On January 25, 2002

NOTICE IS HEREBY GIVEN that a special meeting (the "Meeting") of shareholders of the ICM Small Company Portfolio, a series of UAM Funds, Inc. ("UAM Funds"), will be held on January 25, 2002 at 10:00 a.m. Eastern Time at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 for the following purposes:

1. To approve a new investment advisory agreement between UAM Funds, on behalf of the ICM Small Company Portfolio, and Investment Counselors of Maryland, LLC (a form of which is attached to the Proxy Statement as Exhibit A).

2. To transact any other business that may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on December 3, 2001, are entitled to notice of, and to vote at the Meeting or any adjournments thereof. You are invited to attend the Meeting, but if you cannot do so, please complete and sign the enclosed proxy and return it in the accompanying envelope as promptly as possible. Your vote is important no matter how many shares you own. You can also vote easily and quickly by mail, by Internet or in person. You may change your vote even though a proxy has already been returned by written notice to UAM Funds, by submitting a subsequent proxy using the mail or by voting in person at the Meeting.

By Order of the Board of Directors of UAM Funds.




Linda T. Gibson
Secretary

Boston, Massachusetts
December 20, 2001

                                UAM FUNDS, INC.
                           One Freedom Valley Drive
                         Oaks, Pennsylvania 19456-1100
                                1-877-826-5465

                                PROXY STATEMENT
                      SPECIAL MEETING OF SHAREHOLDERS OF
                          ICM SMALL COMPANY PORTFOLIO

                        TO BE HELD ON JANUARY 25, 2002

This proxy statement is furnished in connection with the solicitation by the Board of Directors of UAM Funds, Inc. (the "UAM Funds") for the special meeting of shareholders of the ICM Small Company Portfolio (the "Portfolio") to be held at the offices of UAM Funds' administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 on January 25, 2002 at 10:00 a.m. Eastern time, and all adjournments thereof (the "Meeting"). Shareholders of record at the close of business on December 3, 2001 (the "Record Date"), are entitled to notice of, and to vote at, the Meeting. This proxy statement ("Proxy Statement") and the accompanying notice of Meeting and proxy card are first being mailed to shareholders on or about December 20, 2001.


As used in this Proxy Statement, UAM Funds' Board of Directors is referred to as a "Board," and the term "Director" includes each director of UAM Funds. A Director that is an interested person of UAM Funds is referred to in this Proxy Statement as an "Interested Director." A Director may be an interested person of UAM Funds because he or she is affiliated with one of UAM Funds' investment advisers, Old Mutual (US) Holdings Inc. ("Old Mutual US"), UAM Funds' principal underwriter or any of their affiliates. Directors that are not interested persons of UAM Funds are referred to in this Proxy Statement as "Independent Directors."

SUMMARY OF PROPOSAL REQUIRING SHAREHOLDER VOTE
-------------------------------------------------------------------------------

  The Board intends to bring before the Meeting the matter set forth in the foregoing notice. If you wish to participate in the Meeting you may submit the proxy card included with this Proxy Statement or attend in person. You can also vote easily and quickly by Internet. Your vote is important no matter how many shares you own. At any time before the Meeting, you may change your vote, even though a proxy has already been returned, by written notice to UAM Funds, by mail, by submitting a subsequent proxy, or by voting in person at the Meeting. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact UAM Funds at 1-877-826-5465.

  The Portfolio expects that the solicitation of proxies from shareholders will be made by mail, but solicitation also may be made by telephone communications from officers or employees of Old Mutual US or its affiliates, who will not receive any compensation therefore from the Portfolio. The costs of the solicitation of proxies and the costs of holding the Meeting will be borne by Investment Counselors of Maryland, LLC or Old Mutual US, not the Portfolio.

  All proxy cards solicited that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card and any other matter not presently known, but which may properly come before the Meeting or any adjournment thereof. The presence in person or by proxy of the holders of a majority of the outstanding shares of the Portfolio entitled to vote will constitute a quorum. For purposes of determining the presence of a quorum, abstentions and broker non-votes will be counted as present, however, they will have the effect of a vote against the proposal.

  If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve the proposed item are not received, or if other matters arise requiring shareholder attention, any officer entitled to preside at such Meeting may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. A shareholder vote may be taken on the item in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. The persons named as proxies will vote those proxies that they are entitled to vote FOR such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST such proposal, against such an adjournment.

REQUIRED VOTE
-------------------------------------------------------------------------------

  The approval of the proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

PROPOSAL--APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT
-------------------------------------------------------------------------------

INTRODUCTION

  On September 26, 2000, United Asset Management Corporation ("UAM"), formerly the parent company of ICM, was acquired by Old Mutual plc ("Old Mutual") via a merger between OM Acquisition Corp., a wholly-owned subsidiary of Old Mutual, and UAM. UAM subsequently changed its name to Old Mutual (US) Holdings Inc. In connection with these transactions, a new investment advisory contract (the "Advisory Contract") was approved by shareholders of the Portfolio on November 17, 2000. The Advisory Contract was last approved by the Board on March 15, 2001.

  Investment Counselors of Maryland, Inc. ("ICM"), located at 803 Cathedral Street, Baltimore, Maryland 21201, has served as investment adviser to the Portfolio since its inception on April 18, 1989. Following the acquisition of UAM, certain officers of ICM proposed to acquire an equity interest in ICM. In order for the officers to acquire an equity interest in ICM, in November 2001, ICM formed Investment Counselors of Maryland, LLC, a Delaware limited liability company ("New Company") and contributed substantially all of the assets and liabilities of its investment advisory business to New Company. In connection with the creation of New Company, the New Company Member Interest Purchase Agreement dated November 19, 2001 (the "Purchase Agreement") by and among Old Mutual US, ICM, New Company, ICM Management LLC ("ICM Management") and Stuart M. Christhilf, III, Paul
  L. Borssuck, Andrew Gilchrist, William V. Heaphy, IV, Donald J. Hoelting, Robert D. McDorman, Jr., Simeon F. Wooten, III, and Stephen T. Scott (each, a "Principal" and collectively the "Principals"), provides that ICM Management, will purchase 100% of the Class A Membership Interest in New Company (the "ICM Transaction"). ICM Management is wholly-owned by the Principals, each of whom are former officers of ICM.

  Upon consummation of the ICM Transaction, ICM Management will own 100% of the Class A Membership Interest and ICM will own 100% of the Class B Membership Interest of New Company. ICM Management will serve as the managing member of New Company. The Class A Membership Interest held by ICM Management represents a controlling ownership interest in New Company. Old Mutual, through its ownership of ICM, will also maintain an ownership interest in New Company.

  The ICM Transaction was consummated on November 30, 2001. Until that date, ICM was a wholly-owned subsidiary of Old Mutual US, a Delaware corporation. Old Mutual US's address is One International Place, Boston, Massachusetts 02110. Other than this change of ownership and corporate structure, the operations of New Company and day to day management of the Portfolio remain unchanged.

  Under the 1940 Act, the ownership of more than 25% of a company's voting securities constitutes control of a company. Accordingly, the ICM Transaction resulted in a change of control and constituted an "assignment," as that term is defined in the 1940 Act, of the Portfolio's Advisory Contract. As required by the 1940 Act, the Portfolio's Advisory Contract automatically terminated upon assignment. In anticipation of the completion of the ICM Transaction, the Board approved an interim investment advisory agreement on June 29, 2001 that allows New Company to continue to serve as investment adviser to the Portfolio following the consummation of the ICM Transaction (the "Interim Agreement"). New Company currently serves as the Portfolio's investment adviser pursuant to the Interim Agreement. Compensation earned by New Company is held in an interest-bearing escrow account for a period of up to 150 days from the termination of the Advisory Contract.

  The Board has also approved a new investment advisory agreement between UAM Funds, on behalf of the Portfolio, and New Company (the "New Advisory Agreement"). If shareholders approve the New Advisory Agreement, the amount held in the escrow account, plus interest, will be paid to New Company. If shareholders do not approve the New Advisory Agreement, New Company will be paid the lesser of the costs incurred in performing its services under the Interim Agreement or the total amount in the escrow account, plus interest earned. In addition, the Board will take such further action as they deem to be in the best interests of shareholders of the Portfolio.


  A form of the New Advisory Agreement is attached to this Proxy Statement as Exhibit A. Except for the time periods covered by the agreement, the provision relating to the duration of the agreement and the escrow provisions relating to the Interim Agreement, the New Advisory Agreement is identical in all material respects to the Portfolio's Interim Agreement and Advisory Contract. In addition, the Portfolio's advisory fee rate is unchanged. With respect to duration of the New Advisory Agreement, the New Advisory Agreement provides that unless terminated as provided therein, the agreement shall continue for two years. Thereafter, the agreement shall continue in effect for successive annual periods provided such continuance is specifically approved at least annually by (a) the vote of a majority of those members of the Board of Directors of UAM Funds who are not parties to the New Advisory Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and
  (b) the Board of Directors of UAM Funds or (c) the vote of a majority of the outstanding voting securities of the Portfolio. Under the Portfolio's Advisory Contract, the Advisory Contract continued until the earlier of March 31, 2002 or the date of the first annual or special meeting of the shareholders of the Portfolio. The provisions for its continuance thereafter are identical for the New Advisory Agreement.


  Pursuant to its terms, and Section 15(a)(3) of the 1940 Act, the New Advisory Agreement can be terminated at any time, without the payment of any penalty, by the Board or by a vote of a majority of the outstanding voting securities of the Portfolio on 60 days written notice to New Company. Additionally, pursuant to its terms, the New Advisory Agreement can be terminated by New Company at any time, without the payment of any penalty, on 90 days written notice to UAM Funds.


SECTION 15(F) OF THE 1940 ACT

  Section 15(f) of the 1940 Act provides that a manager or investment adviser (such as the investment adviser to the Portfolio) to a registered investment company, and the affiliates of such adviser (such as Old Mutual
  US), may receive any amount or benefit in connection with a sale of any interest in such manager or investment adviser which results in an assignment of an investment advisory contract if the following two conditions are satisfied: (1) for a period of three years after such assignment, at least 75% of the board of directors of the investment company cannot be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of the new investment adviser or its predecessor, and (2) no "unfair burden" (as defined in the 1940 Act) may be imposed on the investment company as a result of the assignment or any express or implied terms, conditions or understandings applicable thereto.

  Consistent with the first condition of Section 15(f), Old Mutual US, ICM and New Company agreed to use their best efforts to assure that, for a period of three years after the closing of the ICM Transaction, at least 75% of the board of directors of the Portfolio will not be "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act) of New Company.


  With respect to the second condition of Section 15(f), an unfair burden on an investment company is defined in the 1940 Act to include any arrangement during the two-year period after any such transaction occurs whereby the manager or investment adviser or its predecessor or successor, or any interested person of such adviser, predecessor or successor, receives or is entitled to receive any compensation of two types, either directly or indirectly. The first type is compensation from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company, other than bona fide ordinary compensation as principal underwriter for such company. The second type is compensation from the investment company or its security holders for other than bona fide investment advisory or other services.

  Old Mutual US, ICM and New Company agreed to use their best efforts to assure that they will not take or recommend any action that would be an "unfair burden" (as defined in Section 15(f) of the 1940 Act) on the Portfolio.


COMPARISON OF THE INVESTMENT ADVISORY AGREEMENTS


  Pursuant to the Portfolio's proposed investment advisory agreement, the adviser will continue to act as its investment adviser.

  The Portfolio's Advisory Contract and the New Advisory Agreement require the adviser to:

  .  Manage the investment and reinvestment of the Portfolio's assets;

  . Continuously review, supervise and administer the investment program of the Portfolio; and

  . Determine what portion of the Portfolio's assets will be invested in securities and what portion will consist of cash.

  Under the Advisory Contract and the New Advisory Agreement, the adviser is also required to render regular reports to the Portfolio's officers and Board concerning the adviser's discharge of its responsibilities.

  The Advisory Contract and the New Advisory Agreement also authorize the adviser to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and direct the adviser to use its best efforts to obtain the best available price and most favorable execution. Subject to policies established by the Board, the adviser may also effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the adviser's overall responsibilities with respect to the Portfolio.

  The Advisory Contract and the New Advisory Agreement for the Portfolio obligate the adviser to discharge its responsibilities subject to the control of the officers and the Board, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. Under the terms of the Advisory Contract and the New Advisory Agreement, the adviser has agreed to render its services and to provide, at its own expense, the office space, furnishings, equipment and personnel required by it to perform the services on the terms and for the compensation provided herein.

  The Portfolio's Advisory Contract and New Advisory Agreement, except as stated below, provide that the adviser shall have no liabilities in connection with rendering services thereunder, other than liabilities resulting from the adviser's willful misfeasance, bad faith, gross negligence, reckless disregard of its duties or breach of fiduciary duty with respect to compensation of services.

INFORMATION ON INVESTMENT ADVISORY FEES AND ANNUAL EXPENSE LIMITATION

  The Portfolio currently pays New Company, and paid ICM, an annual advisory fee at the rate of 0.70% of the Portfolio's average daily net assets. The total expenses of the Portfolio are approximately 0.85% of the Portfolio's average daily net assets. The Portfolio paid ICM $3,658,557 in advisory fees during its most recent fiscal year.

INFORMATION ON NEW COMPANY

  The name, address and principal occupation of the principal executive officers and each member of New Company are listed below:

    Paul Lawrence Borssuck, Principal
    Stuart MacDonald Christhilf, Principal
    Andrew L. Gilchrist, Principal
    William V. Heaphy, IV, Principal
    Donald J. Hoelting, Principal
    Robert Donald McDorman, Jr., Principal
    Stephen Tottle Scott, Principal
    Simeon F. Wooten, III, Principal
    ICM Management LLC, Managing Member

  The address for each of the persons listed above is c/o Investment Counselors of Maryland, LLC, 803 Cathedral Street, Baltimore, Maryland 21201.

  Philip D. English, a Director of UAM Funds, has an investment advisory relationship with New Company. UAM Funds and New Company do not believe that the relationship is a material business relationship, and, therefore, do not consider him to be an Interested Director.

  New Company is a registered investment adviser that is owned by ICM and ICM Management. Subject to approval of an oversight board, New Company is equally controlled and managed by the following persons: Paul L. Borssuck, Stuart M. Christhilf, Andrew L. Gilchrist, William V. Heaphy, Donald J. Hoelting, Robert D. McDorman, Jr., Stephen T. Scott and Simeon F. Wooten III.


  ICM was founded in 1972 as a wholly-owned subsidiary of Equitable Bancorporation. In 1982, senior officers of ICM purchased the company from Equitable Bancorporation. In 1986, ICM was sold to UAM, a publicly traded Boston-based holding company. On September 26, 2000, ICM's parent company, UAM, was acquired by London-based Old Mutual. Following the UAM acquisition, certain officers of ICM proposed to acquire an equity interest in ICM. In order for the officers to acquire an equity interest in ICM, on November 19, 2001, ICM formed New Company and contributed substantially all of the assets and liabilities of its investment advisory business to New Company. In connection with the creation of New Company, the Purchase Agreement provides that ICM Management will purchase 100% of the Class A Membership Interest in New Company. ICM Management is wholly-owned by the Principals, each of whom are former officers of ICM. Upon consummation of the ICM Transaction, ICM Management will own 100% of the Class A Membership Interest and ICM will own 100% of the Class B Membership Interest of New Company. The Class A Membership Interest held by ICM Management represents a controlling ownership interest in New Company. Old Mutual through its ownership of ICM will also retain an ownership interest in New Company. This transaction was consummated on November 30, 2001.

  New Company provides investment management services to a diversified group of clients including corporations, individuals, public funds, corporate plan sponsors, endowments and foundations and Taft-Hartley plans. New Company's products include small-cap, mid-cap and large cap value equity and cash management. As of September 30, 2001, ICM had $1,517,073,297 under management. New Company currently has 12 investment professionals and provides investment services to over 130 accounts. No other investment companies are managed by ICM.


RECOMMENDATION OF DIRECTORS

  On June 29, 2001, representatives of Old Mutual US advised the Independent Directors of UAM Funds that ICM Management would be purchasing a controlling interest in ICM from Old Mutual US. In addition, the general terms of the ICM Transaction and the perceived benefits for Portfolio shareholders were discussed with the Board. The Board considered the following factors to be of greatest importance with respect to the New Advisory Agreement: (i) the compensation payable under the New Advisory Agreement will be at the same rate as the compensation payable under the Advisory Contract; (ii) the performance record of ICM; (iii) the nature and quality of services expected to be rendered by New Company; and (iv) the investment management team would remain the same following the ICM Transaction. The Independent Directors discussed the ICM Transaction with representatives of Old Mutual US and ICM. They were assisted in their review of this information by their independent legal counsel.


  On June 29, 2001, the Board, including a majority of the Independent Directors, voted to approve the Interim Agreement and a New Advisory Agreement with New Company and recommended approval of the New Advisory Agreement to shareholders.

   The Directors Unanimously Recommend That Shareholders Of The Fund Vote To
                             Approve The Proposal.

ADDITIONAL INFORMATION
-------------------------------------------------------------------------------

  SEI Investments Mutual Funds Services, Inc. ("SEI") serves as the Portfolio's administrator, Funds Distributor, Inc. ("FDI") serves as the Portfolio's principal underwriter and PBHG Shareholder Services Center, Inc. ("PBHGSSC") serves as the Portfolio's shareholder servicing agent. PBHGSSC is an affiliate of Old Mutual US. SEI is located at One Freedom Valley Drive, Oaks, PA 19456, FDI is located at 60 State Street, Suite 1300, Boston, MA 02109 and PBHGSSC is located at 825 Duportail Road, Wayne, Pennsylvania 19087.


  . During its last fiscal year, the Portfolio paid SEI and UAM Funds Services, Inc., the Portfolio's previous administrator, $525,231 for services rendered as administrators and/or sub-administrator;


  . During its last fiscal year, the Portfolio paid PBHGSSC, and UAM Shareholder Services Center, Inc., PBHGSSC's predecessor, $114,900 for services rendered as shareholder services agent and/or sub-shareholder servicing agent;


  . During its last fiscal year, the Portfolio paid DST Systems, Inc. $159,345 for services rendered as transfer agent; and


  . During its last fiscal year, the Portfolio paid no commissions to affiliated brokers;

  .  As of November 30, 2001 the Portfolio's net assets were $694,434,841

  The Portfolio does not pay FDI for its services as principal underwriter to the Portfolio.

PAYMENT OF EXPENSES

  New Company or Old Mutual US will pay all the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations, including telephone or Internet voting.

BENEFICIAL OWNERSHIP OF SHARES

  The following table contains information about the beneficial ownership by shareholders of five percent or more of the Portfolio's outstanding shares as of December 3, 2001. On that date, the existing Directors and officers of the Portfolio, together as a group, "beneficially owned" less than one percent of the Portfolio's outstanding shares.

-------------------------------------------------------------------------------

                  Name and Address                               Percentage of
                   of Shareholder                   # of Shares  Shares Owned
------------------------------------------------------------------------------
   Washington Suburban Sanitary Commission........ 2,835,691.580     10.20%
    14501 Sweitzer Lane
    Laurel, MD 20707-5902
   Boston Safe Deposit & Trust Co................. 2,419,337.624     8.70%
    FBO Southwest Airline Pilots
    Retirement Savings Plan
    Attn: Robert Stein AVP Mellon Trust
    135 Santilli Hwy
    Everett, MA 02149-1906
   Major League Baseball Players Benefit Plan..... 1,869,554.128     6.73%
    c/o Investment Counselors of MD
    Attn: Anne D. Benson
    803 Cathedral Street
    Baltimore, MD 21201-5201
   Charles Schwab & Co. Inc....................... 1,668,824.498     6.00%
    Special Custody Reinvest Account
    For Exclusive Benefit of Customers
    101 Montgomery Street
    San Francisco, CA 94101-4122
   Strafe & CO.................................... 1,403,568.557     5.05%
    FAO Riverside Methodist Hospital Foundation
    PO Box 160
    Westerville, OH 43086-0160


  As of December 3, 2001 the Portfolio had 27,798,102.795 shares outstanding.

  The term "beneficial ownership" is as defined under Section 13(d) of the Securities and Exchange Act of 1934. The information as to beneficial ownership is based on statements furnished to the Portfolio by the existing Directors of UAM Funds, and/or on the records of the Portfolio's transfer agent.

ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS

  For a free copy of the Portfolio's most recent annual report (and most recent semi-annual report succeeding the annual report, if any) shareholders of the Portfolio may call 1-877-826-5465 or write to UAM Funds at P.O. Box 219081, Kansas City, MO 64121.

OTHER BUSINESS

  The Board does not intend to present any other business at the Meeting. If any other matter may properly come before the Meeting, or any adjournment thereof, the persons named in the accompanying proxy card(s) intend to vote, act, or consent thereunder in accordance with their best judgment at that time with respect to such matters. No annual or other special meeting is currently scheduled for the Portfolio. Mere submission of a shareholder proposal does not guarantee the inclusion of the proposal in the Proxy Statement or presentation of the proposal at the Meeting since inclusion and presentation are subject to compliance with certain federal regulations.

 The Directors, Including the Independent Directors, Recommend Approval of the
  Proposal. Any Unmarked Proxies without Instructions to the Contrary will be
                        Voted in Favor of the Proposal.

                 EXHIBIT A--NEW INVESTMENT ADVISORY AGREEMENT

                         INVESTMENT ADVISORY AGREEMENT
                                UAM FUNDS, INC.
                          ICM SMALL COMPANY PORTFOLIO

AGREEMENT made this   day of    , 2001 by and between UAM Funds, Inc., a
Maryland corporation ("UAM Funds"), on behalf of the ICM Small Company Portfolio (the "Portfolio"), and Investment Counselors of Maryland, LLC, a Delaware limited liability company (the "Adviser").

  1. Duties of Adviser. UAM Funds hereby appoints the Adviser to act as investment adviser to UAM Funds' ICM Small Company Portfolio (the "Portfolio") for the period and on such terms as set forth in this Agreement. UAM Funds employs the Adviser to manage the investment and reinvestment of the assets of the Portfolio, to continuously review, supervise and administer the investment program of the Portfolio, to determine in its discretion the securities to be purchased or sold and the portion of the Portfolio's assets to be held uninvested, to provide UAM Funds with records concerning the Adviser's activities which UAM Funds is required to maintain, and to render regular reports to UAM Funds' officers and Board of Directors concerning the Adviser's discharge of the foregoing responsibilities. The Adviser shall discharge the foregoing responsibilities subject to the control of the officers and the Board of Directors of UAM Funds, and in compliance with the objectives, policies and limitations set forth in the Portfolio's prospectus and applicable laws and regulations. The Adviser accepts such employment and agrees to render the services and to provide, at its own expense, the office space, furnishings and equipment and the personnel required by it to perform the services on the terms and for the compensation provided herein.

  2. Portfolio Transactions. The Adviser is authorized to select the brokers or dealers that will execute the purchases and sales of securities of the Portfolio and is directed to use its best efforts to obtain the best available price and most favorable execution, except as prescribed herein. Subject to policies established by the Board of Directors of UAM Funds, the Adviser may also be authorized to effect individual securities transactions at commission rates in excess of the minimum commission rates available, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage or research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to UAM Funds. The execution of such transactions shall not be deemed to represent an unlawful act or breach of any duty created by this Agreement or otherwise. The Adviser will promptly communicate to the officers and Directors of UAM Funds such information relating to portfolio transactions as they may reasonably request.

  3. Compensation of the Adviser. For the services to be rendered by the Adviser as provided in Section 1 of this Agreement, UAM Funds shall pay to the Adviser in monthly installments, an advisory fee calculated by applying the following annual percentage rate to the Portfolio's average daily net assets for the month: 0.70%.

    In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current fiscal month as a percentage of the total number of days in such month.

  4. Other Services. At the request of UAM Funds, the Adviser in its discretion may make available to UAM Funds office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Adviser and billed to UAM Funds at the Adviser's cost.

  5. Reports. UAM Funds and the Adviser agree to furnish to each other current prospectuses, Proxy Statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

  6. Status of Adviser. The services of the Adviser to UAM Funds are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to UAM Funds are not impaired thereby.

  7. Liability of Adviser. In the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties hereunder, (ii) reckless disregard by the Adviser of its obligations and duties hereunder, or (iii) a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act of 1940, as amended ("1940 Act")) the Adviser shall not be subject to any liability whatsoever to UAM Funds, or to any shareholder of UAM Funds, for any error or judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services hereunder including, without limitation, for any losses that may be sustained in connection with the purchase, holding, redemption or sale of any security on behalf of the Portfolio.

  8. Permissible Interests. Subject to and in accordance with the Articles of Incorporation of UAM Funds and the Articles of Incorporation of the Adviser, Directors, officers, agents and shareholders of UAM Funds are or may be interested in the Adviser (or any successor thereof) as Directors, officers, agents, shareholders or otherwise; Directors, officers, agents and shareholders of the Adviser are or may be interested in UAM Funds as Directors, officers, agents, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in UAM Funds as a shareholder or otherwise; and the effect of any such interrelationships shall be governed by said Articles of Incorporation of UAM Funds or Articles of Incorporation of the Adviser and the provisions of the 1940 Act.

  9. Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall continue with respect to UAM Funds for two years. Thereafter, if not terminated, this Agreement shall automatically continue in effect for successive annual periods provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Board of Directors of UAM Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Board of Directors of UAM Funds or (c) by vote of a majority of the outstanding voting securities of the Portfolio; provided however, that if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve in such capacity in the manner and to the extent permitted by the 1940 Act and rules thereunder. This Agreement may be terminated by the Portfolio at any time, without the payment of any penalty, by vote of a majority of the entire Board of Directors of UAM Funds or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time, without the payment of any penalty, upon 90 days' written notice to UAM Funds. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed postpaid, to the other party at the principal office of such party.

     As used in this Section 9, the terms "assignment," "interested persons," and "a vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in Section 2(a)(4), Section 2(a)(19) and Section 2(a)(42) of the 1940 Act. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

  10. Amendment of Agreement. This Agreement may be amended by mutual consent, but the consent of UAM Funds must be approved (a) by vote of a majority of those members of the Board of Directors of UAM Funds who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) for changes or amendments requiring shareholder approval pursuant to the 1940 Act or other applicable law, by vote of a majority of the outstanding voting securities of the Portfolio.

  11. Severability. If any provisions of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not he affected thereby.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be
executed as of this     day of     , 2001.

INVESTMENT COUNSELORS OFMARYLAND,       UAM FUNDS, INC.
 LLC

By _________________________________    By ____________________________________
  Name:                                    Name:
  Title                                    Title:

UAM Funds
One Freedom Valley Drive
Oaks, Pennsylvania  19456-1100

                                 UAM FUNDS, INC.
                           ICM SMALL COMPANY PORTFOLIO
                 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                JANUARY 25, 2002

The undersigned hereby appoints Stephanie Cavanagh and Sherry Kajdan Vetterlein and each of them, as attorneys and proxies for the undersigned with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned, all shares of the ICM Small Company Portfolio (the "Portfolio"), which the undersigned is entitled to vote at a special meeting of shareholders of the Portfolio to be held at the offices of UAM Funds' Administrator, SEI Investments, One Freedom Valley Drive, Oaks, Pennsylvania 19456-1100 on January 25, 2002, at 10:00 a.m. Eastern time and any adjournment thereof (the "Meeting"). The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement, and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. Every properly signed proxy will be voted in the manner specified hereon, and in the absence of specification will be treated as granting authority to vote "For" Proposal 1 and in the discretion of the proxies upon such after business as may properly come before the Meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

To vote by mail, sign below exactly as your name appears above and return the proxy card in the envelope provided. To vote by Internet, visit www._________.com.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

This proxy will be voted as specified below with respect to the action to be taken on the following Proposal. In the absence of any specification, this proxy will be voted IN FAVOR of the Proposal. Please mark your vote below in blue or black ink. Do not use red ink.

THE BOARD OF DIRECTORS OF UAM FUNDS, INC. RECOMMENDS A VOTE "FOR" THE PROPOSAL.


-------------------------------

--------------------------------------------------------------------------------------------------------------------
Vote On Proposal                                                                For        Against       Abstain
--------------------------------------------------------------------------------------------------------------------
1.       To approve a new investment advisory agreement between UAM Funds,      [_]          [_]           [_]
         Inc., on behalf of the Portfolio, and Investment Counselors of
         Maryland, LLC (a form of which is attached to the Proxy Statement as Exhibit A)
--------------------------------------------------------------------------------------------------------------------

EVERY SHAREHOLDER'S VOTE IS IMPORTANT! PLEASE VOTE, SIGN, DATE AND PROMPTLY RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE TODAY!

Note: Please sign exactly as your name appears in this proxy. If joint owners, both should sign this proxy. An authorized individual should sign corporate or partnership proxies in full corporate or partnership name. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

-----------------------------------------------------------------------------------------------------
                         Signature        Date           Signature (Joint Owners)         Date
   [PLEASE SIGN WITHIN BOX]
-----------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------

                                       2